Provisions, contingencies and commitments	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions, contingencies and commitments
Provisions, contingencies and commitments
Provisions are recognised when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. When some or all of a provision is expected to be reimbursed, the reimbursement is recognised as a separate asset, but only when the reimbursement is virtually certain. The expense relating to a provision is presented in the consolidated income statement, net of any reimbursement.
Asset retirement obligations are estimated at the inception of a lease or contract, for which a liability is recognised. A corresponding asset is also created and depreciated.
If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, when appropriate, the risks specific to the liability. When discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost.
Provisions
The following table summarises the movement in each class of provision for the periods presented:

	Restructuring provision	Decommissioning provision	Other provisions(A)	Total
	€ million	€ million	€ million	€ million
As at 31 December 2019	168	17	11	196
Charged/(credited) to profit or loss:
Additional provisions recognised	242	—	4	246
Unused amounts reversed	(7)	—	—	(7)
Utilised during the period	(193)	—	(1)	(194)
Translation	(2)	(2)	—	(4)
As at 31 December 2020	208	15	14	237
Acquisition of CCL	9	—	—	9
Charged/(credited) to profit or loss:
Additional provisions recognised	93	6	5	104
Unused amounts reversed	(13)	—	(2)	(15)
Utilised during the period	(192)	(1)	(6)	(199)
Translation	(2)	—	—	(2)
As at 31 December 2021	103	20	11	134
Non-current	22	20	6	48
Current	81	—	5	86
As at 31 December 2021	103	20	11	134
(A)Other provisions primarily relate to property tax assessment provisions and legal reserves and are not considered material to the consolidated financial statements.
Restructuring provision
Restructuring provisions are recognised only when the Group has a constructive obligation, which is when a detailed formal plan identifies the business or part of the business concerned, the location and number of employees affected, a detailed estimate of the associated costs and an appropriate timeline, and the employees affected have been notified of the plan’s main features. These provisions are expected to be resolved by the time the related programme is substantively complete.
Refer to Note 18 for further details regarding our restructuring programmes, including expected completion date, total costs incurred and expected costs to be incurred.
Decommissioning provisions
Decommissioning liabilities relate to contractual or legal obligations to pay for asset retirement costs. The liabilities represent both the reinstatement obligations when the Group is contractually obligated to pay for the cost of retiring leased buildings and the costs for collection, treatment, reuse, recovery and environmentally sound disposal of cold drink equipment. Specific to cold drink equipment obligations, the Group is subject to, and operates in accordance with, the EU Directive on Waste Electrical and Electronic Equipment (WEEE). Under the WEEE, companies that put electrical and electronic equipment (such as cold drink equipment) on the EU market are responsible for the costs of collection, treatment, recovery and disposal of their own products. Where applicable, the WEEE provision estimate is calculated using assumptions including disposal cost per unit, average equipment age and the inflation rate, to determine the appropriate accrual amount.
The period over which the decommissioning liabilities on leased buildings and cold drink equipment will be settled ranges from 1 to 30 years and 2 to 9 years, respectively.
Contingencies
Legal proceedings and tax matters
The Group is involved in various legal proceedings and tax matters and is routinely under audit by tax authorities in the ordinary course of business. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, settlements between affected parties and/or governmental actions. The probability of loss for such contingencies is assessed and accrued as a liability and/or disclosed, as appropriate.
On 24 July 2020, a CCL subsidiary Associated Products & Distribution Proprietary Limited (APD), was joined to proceedings in the Supreme Court of Queensland between a Glencore joint venture and the State of Queensland, whereby APD’s entitlement to royalties, from its sub-surface strata and associated mineral rights, has been challenged by the State of Queensland. Since 2014, the Group has received approximately €50 million in royalties. Since the proceedings commenced in 2020, royalty payments have been paid directly to court. The proceedings remain ongoing and the Group intends to defend the matter robustly.
Guarantees
In connection with ongoing litigation in certain territories, guarantees of approximately €340 million have been issued. The Group was required to issue these guarantees to satisfy potential obligations arising from such litigation. In addition, we have approximately €35 million of guarantees issued to third parties through the normal course of business. The guarantees have various terms, and the amounts represent the maximum potential future payments that we could be required to make under the guarantees. No significant additional liabilities in the accompanying consolidated financial statements are expected to arise from guarantees issued.

Commitments
Commitments beyond 31 December 2021 are disclosed herein but not accrued for within the consolidated statement of financial position.
Purchase agreements
Total purchase commitments were €0.2 billion as at 31 December 2021. This amount represents non-cancellable purchase agreements with various suppliers that are enforceable and legally binding, and that specify a fixed or minimum quantity that we must purchase. All purchases made under these agreements have standard quality and performance criteria. In addition to these amounts, the Group has outstanding capital expenditure purchase orders of approximately €95 million as at 31 December 2021. The Group also has other purchase orders raised in the ordinary course of business which are settled in a reasonably short period of time.
Lease agreements
As at 31 December 2021, the Group had committed to a number of lease agreements that have not yet commenced. The minimum lease payments for these lease agreements totalled €40 million.